EXHIBIT 99.1
FORM OF LETTER OF TRANSMITTAL
R.J. Reynolds Tobacco Holdings, Inc.
OFFER TO EXCHANGE
Up to $300,000,000
aggregate principal amount of its 6.500%
Secured Notes due 2010 that have been registered
under the Securities Act of 1933 for any and all
of its outstanding 6.500% Secured Notes due 2010
and
Up to $200,000,000
aggregate principal amount of its 7.300%
Secured Notes due 2015 that have been registered
under the Securities Act of 1933 for any and all
of its outstanding 7.300% Secured Notes due 2015
Pursuant to the Prospectus dated January [ ● ], 2006
The Exchange Offer will expire at 5:00 p.m., New York City time, on February [ ● ], 2006, unless extended (the “Expiration Date”). Withdrawal rights for acceptances of the Exchange Offer will expire at that time, unless the Expiration Date is extended.
The Exchange Agent for the Exchange Offer is:
The Bank of New York

By Mail or Overnight Courier:	By Facsimile:	By Hand Delivery:

The Bank of New York	The Bank of New York	The Bank of New York
101 Barclay Street	(212) 298-1915	101 Barclay Street
Floor 7E	Reorganization Section	Floor 7E
Reorganization Section	Attn: Kin Lau	Reorganization Section
Attn: Kin Lau		Attn: Kin Lau
New York, New York 10286	Confirm by Telephone:	New York, New York 10286
(212) 815-3750
For Information Telephone:
(212) 815-3750
      Delivery of this Letter of Transmittal to an address, or transmission of instructions via a fax number, other than as listed above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

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      The undersigned acknowledges that he or she has received and reviewed the Prospectus dated January [ ● ], 2006, (as the same may be amended or supplemented from time to time, the “Prospectus”) of R.J. Reynolds Tobacco Holdings, Inc. (the “Company”) and the Guarantors (defined below, and together with the Company, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange up to $300,000,000 in aggregate principal amount of the Company’s newly issued 6.500% Secured Notes due 2010 and up to $200,000,000 in aggregate principal amount of the Company’s newly issued 7.300% Secured Notes due 2015 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Company’s outstanding 6.500% Secured Notes due 2010 and 7.300% Secured Notes due 2015 (the “Outstanding Notes”) that have not been so registered. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.
      The terms of the New Notes are identical in all material respects to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by the Holder (as defined below) thereof (except as provided herein or in the Prospectus), are not subject to any covenant regarding registration under the Securities Act and are not subject to any covenant regarding additional interest payment provisions. Both the Outstanding Notes and the New Notes are guaranteed on a secured basis by Reynolds American Inc., R. J. Reynolds Tobacco Company, RJR Acquisition Corp., R. J. Reynolds Tobacco Co., FHS, Inc., RJR Packaging, LLC and GMB, Inc. (the “Guarantors”). The term “Holder” as used herein means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.
      The Issuers reserve the right, at any time and from time to time, to extend the Exchange Offer at their discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the Holders of the Outstanding Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.
      This Letter of Transmittal is to be used (a) if certificates representing Outstanding Notes are to be forwarded herewith, (b) if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by The Bank of New York (the “Exchange Agent”) at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes” and “— Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program,” or (c) if delivery of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.” This Letter of Transmittal need not be used if Holders participate in the Exchange Offer through DTC’s Automated Tender Offer Program, or ATOP. See “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program.”
      Any Holders of Outstanding Notes who wish to tender their Outstanding Notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth herein, and tender (and not withdraw) their Outstanding Notes, which tender may be made by book-entry transfer to the Exchange Agent’s account at DTC, in which case the Exchange Agent must receive a confirmation of book-entry transfer; or (b) if a tender of Outstanding Notes is to be made through DTC’s ATOP program, cause a book-entry transfer of such Holder’s Outstanding Notes to the account maintained by the Exchange Agent at DTC, and cause a confirmation of such book-entry transfer to be transmitted to the Exchange Agent, including by delivering an “Agent’s Message” (as defined below), in accordance with the procedures for tendering pursuant to ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Outstanding Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from the tendering participant identified in the message to the effect that, with respect to those Outstanding Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Issuers may enforce this Letter of Transmittal against the participant.
      Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

      Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Issuers have given notice thereof to the Exchange Agent.
      The undersigned has provided the information requested, checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
      Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.
      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s)	Certificate	Aggregate Principal	Principal Amount
(Please fill in if blank)	Number(s)*	Amount Represented	Tendered**

Total:

* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. See Instruction 2.

☐	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC and complete the following:
Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following (and enclose photocopy of the Notice of Guaranteed Delivery previously sent):
Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto and complete the following:
Name:

Address:

☐	Check here if tendered Outstanding Notes are enclosed herewith.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Outstanding Notes tendered hereby.
      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Issuers and as trustee under the indenture for the Outstanding Notes and the New Notes and in the other capacities for the Issuers as set forth in the Prospectus under “The Exchange Offer — Exchange Agent”) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution, subject only to the right of withdrawal described in the Prospectus, to: (i) deliver certificates representing such Outstanding Notes to, or to the order of, the Issuers, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Outstanding Notes; (ii) present such Outstanding Notes for transfer, and transfer such Outstanding Notes, on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Issuers will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind, when the same are accepted for exchange by the Issuers.
      The undersigned acknowledges and agrees that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the “SEC”) issued to unrelated third parties that the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Outstanding Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ businesses and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such New Notes. However, the undersigned acknowledges and agrees that the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.
      The undersigned Holder hereby represents, warrants and agrees that:

(i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or any beneficial owner of the Outstanding Notes tendered hereby;

(ii) neither the undersigned Holder nor any beneficial owner of the Outstanding Notes tendered hereby is engaged in, intends to engage in, or has any arrangement or understanding with any person or entity to participate in, a distribution of the New Notes within the meaning of the Securities Act;

(iii) neither the undersigned Holder nor any beneficial owner of the Outstanding Notes tendered hereby is an “affiliate” of any of the Issuers within the meaning of Rule 405 promulgated under the Securities Act;

(iv) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a broker-dealer, neither the undersigned nor any such beneficial owner purchased the Outstanding Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act;

(v) if the undersigned or any beneficial owner of the Outstanding Notes tendered hereby is a broker-dealer, the undersigned further represents, warrants and agrees that, if it or such other beneficial owner will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, the undersigned or such beneficial owner will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer; provided, however, that, by acknowledging that you or such beneficial owner, as such a broker-dealer, will deliver, and by delivering, a Prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes, you or such beneficial owner will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act; and

(vi) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make the foregoing representations, warranties and agreements.

      If you cannot make all of the above representations, warranties and agreements, you cannot participate in the Exchange Offer.
      The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Outstanding Notes tendered hereby or to transfer ownership of such Outstanding Notes on the account books maintained by DTC.
      The Exchange Offer is subject to the conditions set forth in the section of the Prospectus captioned “The Exchange Offer — Condition.” The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Outstanding Notes tendered by this Letter of Transmittal.
      For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuers have given notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged Outstanding Notes will be returned to the address shown below the signature of the undersigned or at a different address as may be indicated herein under “Special Delivery Instructions” (or, in the case of tender by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described in the section of the Prospectus captioned “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program,” such unaccepted or non-exchanged Outstanding Notes will be credited to an account maintained with DTC) promptly after the expiration or termination of the Exchange Offer.
      The undersigned understands and acknowledges that the Issuers reserve the right in their sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the section of the Prospectus captioned “The Exchange Offer — Expiration Date; Extensions; Amendment; Termination,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.
      The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the section of the Prospectus captioned “The Exchange Offer — Procedures for Tendering Outstanding Notes” and herein will, upon the Issuers’ acceptance of the Outstanding Notes for exchange, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Outstanding Notes by the Issuers and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the Exchange Offer and the registration rights agreement entered into by the Issuers and the initial purchasers of the Outstanding Notes and that, upon the issuance of the New Notes, the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances).

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, bankruptcy or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
      This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.
      By acceptance of the Exchange Offer, each Holder required to deliver the Prospectus in connection with any resale of the New Notes hereby acknowledges and agrees that, upon receipt of any notice from the Issuers of (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the registration statement of which the Prospectus forms a part or the initiation of any proceedings for that purpose, (ii) the happening of any event during the period the registration statement of which the Prospectus is a part is effective that makes any statement made in such registration statement or the Prospectus untrue in any material respect or that requires the making of any changes in such registration statement or Prospectus in order to make the statements therein not misleading, or (iii) any determination by the Issuers, in the exercise of their reasonable judgment, that (A) it is not in the best interests of the Issuers to disclose a possible acquisition or business combination or other transaction, business development or event involving the Issuers that may require disclosure in the registration statement of which the Prospectus is a part, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the registration statement of which the Prospectus is a part would be impracticable, such Holder will forthwith discontinue disposition of New Notes pursuant to the registration statement of which the Prospectus is a part, and the Prospectus, until such Holder’s receipt of the copies of the supplemented or amended Prospectus or notice from the Issuers that dispositions of New Notes pursuant to the registration statement of which the Prospectus is a part may be resumed and, if so directed by the Issuers, such Holder will deliver to the Issuers all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such New Notes that is current at the time of receipt of such notice.
      Unless otherwise indicated under “Special Issuance Instructions” below, please issue the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (or, in either such event, in the case of Outstanding Notes tendered through DTC, by credit to the account indicated above maintained at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please send the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature, unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the principal amounts of such Outstanding Notes so tendered.
      The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the terms of the Prospectus shall prevail.
      The undersigned, by completing the box entitled “Description of Outstanding Notes Tendered” above and signing this Letter of Transmittal, will be deemed to have tendered the Outstanding Notes as set forth in such box above.

PLEASE COMPLETE AND SIGN BELOW
Signature(s):

(If a Holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)
Dated:

Name(s):

(Please Print)
Capacity:

Address:

Telephone Number with Area Code:

Tax Identification or Social Security Number:

(Remember to Complete Accompanying Substitute Form W-9)

MEDALLION SIGNATURE GUARANTEE
(Only if Required — See Instruction 3)
Authorized Signature of Guarantor:

Name:

(Please Print)
Name of Firm:

Address:

Telephone Number with Area Code:

Date:

Place Seal Here:

A. SPECIAL ISSUANCE
INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if certificates for Outstanding Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange and/or New Notes are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue New Notes and/or Outstanding Notes to:
Name:

(Please Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See substitute Form W-9 herein)
DTC Account No.:
________________________________________________________________________________
Check box if New Notes are to be issued to the person indicated above:     ☐
Check box if unexchanged Outstanding Notes are to be issued to the person indicated above:     ☐
B. SPECIAL DELIVERY
INSTRUCTIONS
(See Instructions 3 and 4)
   To be completed ONLY if certificates for Outstanding Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes Tendered” in this Letter of Transmittal above.
Mail New Notes and/or Outstanding Notes to:
Name:

(Please Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number)
(See substitute Form W-9 herein)
Check box if New Notes are to be delivered to the person indicated above:     ☐
Check box if unexchanged Outstanding Notes are to be delivered to the person indicated above:     ☐

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.
      This Letter of Transmittal is to be completed by Holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfers; Tender of Notes Using DTC’s Automated Tender Offer Program.” Certificates for all physically tendered Outstanding Notes, or timely confirmation of a book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby may be tendered in whole or in part in integral multiples of $1,000. Holders tendering pursuant to DTC’s ATOP program need not complete and deliver this Letter of Transmittal, but by tendering through ATOP, such Holders will have agreed to be bound by all the terms and conditions of this Letter of Transmittal as if such Holders had completed and delivered it.
      Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written or facsimile copy of a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers, setting forth the name and address of the Holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Outstanding Notes being tendered, in proper form for transfer, or a book-entry transfer confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a book-entry transfer confirmation, as the case may be, and any other documents required by this Letter of Transmittal; and (iii) the certificates for all certificated Outstanding Notes, in proper form for transfer, or a book-entry transfer confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.
      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.
      The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Issuers.
      The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of this Letter of Transmittal, or facsimile thereof, waives any right to receive any notice of the acceptance of such tender.

2.	Partial Tenders.
      Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes Tendered” under “Principal Amount Tendered.” A reissued certificate representing the balance of Outstanding Notes not tendered will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
      If this Letter of Transmittal is signed by the registered Holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.
      If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or facsimiles thereof, as there are different registrations of certificates.
      When this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any Outstanding Notes not tendered are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificates and signatures on such certificates or bond powers must be guaranteed by an Eligible Institution. Signatures on such certificates or bond powers must be accompanied by such opinions of counsel, certifications and other information as the Issuers may require in accordance with the restrictions on transfer applicable to the Outstanding Notes.
      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.
      Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.
      Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if the Outstanding Notes are tendered (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.
      Tendering Holders of Outstanding Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not tendered or not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification (“TIN”) or Social Security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not tendered or not exchanged be credited to such account maintained at DTC as such

Holder may designate in the box entitled “Special Issuance Instructions.” If no such instructions are given, such Outstanding Notes not tendered or not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.
      Tendering Holders of Outstanding Notes will not be obligated to pay any transfer taxes in connection with a tender of their Outstanding Notes for exchange unless a Holder instructs the Issuers to issue New Notes in the name of, or request that Outstanding Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering Holder, in which event the registered tendering Holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

6.	Substitute W-9.
      Each tendering Holder (or other recipient of any New Notes) is required to provide the Exchange Agent with a correct TIN, generally the Holder’s Social Security or Federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided below, and to certify that the Holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold federal income tax on all reportable payments at the prescribed rate, if any, until a TIN is provided to the Exchange Agent. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the section of this Letter of Transmittal entitled “Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report. The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers’ obligations regarding backup withholding.

7.	Waiver of Conditions.
      The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.	No Conditional Tenders.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.
      Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.
      Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

10.	Withdrawal of Tenders.
      Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
      For a withdrawal of a tender of Outstanding Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the “Depositor”); (ii) identify the specific Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes); (iii) be signed by the

Holder in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to register the transfer of such Outstanding Notes into the name of the person withdrawing the tender; and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. Any Outstanding Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such holder promptly after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be tendered again by following the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Outstanding Notes” at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11.	Validity of Tenders.
      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding on all parties. The Issuers reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects or irregularities in, or conditions of, any tenders as to particular Outstanding Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal) will be final and binding on all parties.

12.	Requests for Assistance or Additional Copies.
      Questions and requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone numbers indicated herein.

REQUESTER’S NAME: THE BANK OF NEW YORK

Substitute Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT (AND CHECK THE “EXEMPT” BOX IF APPLICABLE) AND SIGN THE CERTIFICATION BELOW.	Social Security Number or Taxpayer Identification Number ☐ Exempt

Department of the Treasury Internal Revenue Service (IRS)	Part 2 ☐ TIN Applied for

Payer’s Request for Taxpayer Identification Number (TIN)	Part 3 — Certification Under penalties of perjury, I certify that:

Please fill in your name and address below.	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

Name Address (number and street) City, State and Zip Code
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the “Exempt” box in Part 1 and see the enclosed “Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9.”

Signature:	Date:
  You must complete the following certification if you checked the box in Part 2 of Substitute Form W-9:
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding.

Signature:	Date:

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
What Name and Number to Give the Requester

Name
Individual — If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part 1 of the form.
Sole Proprietor — You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.
Single-Member Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Other Entities — Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

Taxpayer Identification Number (TIN)
You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to obtain a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see “How to Obtain a TIN” below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. See the chart below for further clarification of name and TIN combinations.
Social Security numbers (SSNs) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: i.e. 00-0000000.
How to Obtain a TIN
If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Obtain Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can obtain Forms W-7 and SS-4 from the IRS.
If you do not have a taxpayer identification number, check the box for “TIN Applied For” in Part 2 of Substitute Form W-9, sign and date the form (including the “Certificate of Awaiting Taxpayer Identification Number”), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to obtain a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.
Note: Checking the box for “TIN Applied For” in Part 2 of Substitute Form W-9 means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.
Exemption From Backup Withholding
Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.
The table below will help determine the number to give the requester.

For this type of account:		Give Name and TIN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minor)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)
6.	A valid trust, estate or pension trust	Legal entity(4)

For this type of account:		Give Name and TIN of:

7.	Corporation	The corporation
8.	Associations, clubs, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number if you have one.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
For interest and dividends, the following payees are generally exempt from backup withholding:

(1)	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign bank of central issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9)	A real estate investment trust.

(10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(11)	A common trust fund operated by a bank under section 584(a) of the Code.

(12)	A financial institution (as defined for purposes of section 3406 of the Code).

(13)	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

(14)	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.
For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding:

(15)	Futures commission merchant registered with the Commodity Futures Trading Commission.

(16)	A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.
Payments Exempt From Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.
Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payer’s trade or business is $600 or more and you have not provided your correct taxpayer identification number.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.
Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.
If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number and check the “Exempt” box in Part 1, and sign and date the form and return it to the requester.
If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
Privacy Act Notice.  — Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Exchange Agent for the Exchange Offer is:
The Bank of New York

By Mail or Overnight Courier:	By Facsimile:	By Hand Delivery:

The Bank of New York	The Bank of New York	The Bank of New York
101 Barclay Street	(212) 298-1915	101 Barclay Street
Floor 7E	Reorganization Section	Floor 7E
Reorganization Section	Attn: Kin Lau	Reorganization Section
Attn: Kin Lau		Attn: Kin Lau
New York, New York 10286		New York, New York 10286
Confirm by Telephone:
(212) 815-3750
For Information Telephone:
(212) 815-3750